UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 12, 2021

Aeva Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39204	84-3080757
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Ellis Street
Mountain View, California	94043
(Address of principal executive offices)	(Zip Code)

650-481-7070

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	AEVA	New York Stock Exchange
Warrants to purchase one share of common stock	AEVA.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Aeva Technologies, Inc. (the “Company”) is filing this Form 8-K/A (“Form 8-K/A” or “or this “Amendment””) to amend our Current Report on Form 8-K, originally filed with the Securities and Exchange Commission (the “SEC”) on March 18, 2021 (“Original Report”), to replace Exhibit 99.4 from the Original Report due to the restatement of InterPrivate Acquisition Corp., a Delaware corporation and our predecessor company (“InterPrivate”), financial statements and related footnote disclosures as of and for the year ended December 31, 2020.

Restatement Background

On March 12, 2021, Aeva, Inc. and InterPrivate, a special purpose acquisition company, closed their merger. Immediately following the merger, InterPrivate changed its name to Aeva Technologies, Inc.

On April 12, 2021, the staff of the SEC issued a Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”) (the “SEC Staff Statement”). In light of the SEC Staff Statement, the Company’s management further evaluated its private placement warrants under Accounting Standards Codification 815-40, Contracts in Entity’s Own Equity (“ASC 815-40”), which addresses equity versus liability treatment and classification of equity-linked financial instruments, including warrants, and states that a warrant may be classified as a component of equity only if, among other things, the warrant is indexed to the issuer’s common stock.

Based on management’s evaluation, the Audit Committee of our Board of Directors, in consultation with management, concluded that the Company’s private placement warrants are not indexed to the Company’s common stock in the manner contemplated by ASC 815-40. As a result, the Company should have classified the private placement warrants as derivative liabilities measured at their estimated fair values at the end of each reporting period and recognized changes in the estimated fair value of the derivative instruments from the prior period in the Company’s operating results for the current period.

Item 9.01. Financial Statement and Exhibits.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company for the year ended December 31, 2020 and for the three months ended March 31, 2021, is filed as Exhibit 99.4 hereto and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

99.4	Unaudited pro forma condensed combined financial information.

104	Cover Page Interactive Data File (formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Aeva Technologies, Inc.

Date: June 8, 2021	By:	/s/ Soroush Salehian Dardashti
	Name:	Soroush Salehian Dardashti
	Title:	Chief Executive Officer